LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED AUGUST 15, 2013

TO THE SUMMARY PROSPECTUS,

DATED AUGUST 15, 2013, OF

CLEARBRIDGE LARGE CAP VALUE FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated August 15, 2013, as amended on August 15, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated August 15, 2013, and as may be amended or further supplemented, the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2012, and the financial statements in the fund’s semi-annual report to shareholders, dated April 30, 2013, are incorporated by reference into this Summary Prospectus.

Prior to October 15, 2013, the following text replaces footnote ** to the table in the section of the fund’s Summary Prospectus titled “Purchase and sale of fund shares”:

** Current holders of Class A shares who hold their shares through a financial intermediary with a direct transfer agent relationship with the fund will be permitted to make additional purchases of Class A shares through October 14, 2013. After that date, such shareholders will not be permitted to make additional purchases of Class A shares.

Former shareholders of Legg Mason Capital Management All Cap Fund (“All Cap Fund”) that received Class A2 shares of the fund as part of the reorganization of All Cap Fund will not be permitted to purchase Class A shares.

Please retain this supplement for future reference.

CBAX015750